UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2025

LQR HOUSE INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41778	86-1604197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6538 Collins Ave. Suite 344 Miami Beach, Florida	33141
(Address of principal executive offices)	(Zip Code)

(786) 389-9771

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	YHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed in the Company’s Current Report on Form 8-K filed on July 15, 2025 (the “Prior 8-K”), Kingbird Ventures, LLC (“Kingbird Ventures”) filed a complaint against LQR House Inc. (the “Company”) and its entire board of directors along with over one dozen other defendants, in the Eighth Judicial District Court in Clark County, Nevada.

On September 22, 2025, the Company entered into two settlement agreements with Kingbird Ventures and other parties named therein to resolve matters related to the litigation described in the Prior 8-K. The two settlement agreements are referred to herein as the First Settlement Agreement and the Second Settlement Agreement, and collectively as the Settlement Agreements.

Pursuant to the First Settlement Agreement, the Company and the other parties thereto agreed to resolve direct claims asserted by Kingbird Ventures against the Company and others. The First Settlement Agreement provides for dismissal of such direct claims with prejudice, mutual releases of claims among the parties, a cash payment obligation from the Nevada Defendants (as defined in the First Settlement Agreement) and customary provisions, including no admission of liability and confidentiality.

Pursuant to the Second Settlement Agreement, the Company and the other parties thereto agreed to resolve stockholder derivative claims asserted on behalf of the Company against certain current and former officers and directors. The Second Settlement Agreement provides for dismissal of the stockholder derivative action with prejudice, subject to applicable court-approval procedures, mutual releases of claims among the parties, and customary provisions, including a no admission of liability, cooperation undertakings, and confidentiality.

Following entry into the Settlement Agreements, the actions referenced in the Prior 8-K have been dismissed with prejudice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LQR HOUSE INC.

Dated: September 26, 2025	By:	/s/ Sean Dollinger
	Name:	Sean Dollinger
	Title:	Chief Executive Officer

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